Exhibit 99.1

                                                                   [Exelon Logo]
                               Exelon Corporation
                             Positioned for Success
                                Robert S. Shapard
                        Executive Vice President and CFO

                         Deutsche Bank Securities, Inc.
                      8th Annual Electric Power Conference
                                  June 11, 2003

                                                                   [Exelon Logo]

                           Forward-Looking Statements

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those discussed herein as well as those discussed in Exelon Corporation's 2002 Annual Report on Form 10-K in (a) ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations--Business Outlook and the Challenges in Managing Our Business for Exelon, ComEd, PECO and Generation and
(b) ITEM 8. Financial Statements and Supplementary Data: Exelon--Note 19, ComEd--Note 16, PECO--Note 18 and Generation--Note 13, and (c) other factors discussed in filings with the Securities and Exchange Commission (SEC) by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company and Exelon Generation Company, LLC (Registrants). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.


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                                                                   [Exelon Logo]

                                 What Is Exelon?



------------------------------------------------------------------------------------------------------------
                                                                    US Electric                US
                                             2002                   Companies              Companies
------------------------------------------------------------------------------------------------------------
US Retail Electric Customers             5.1 Million                     1st                    -
Nuclear Capacity                         15,800 MWs*                     1st                    -
US Capacity Resources                    40,000 MWs**                    2nd                    -
Revenues                                $15.0 Billion                    2nd                  105th
Net Income                               $1.4 Billion                    1st                   50th
Market Cap (as of 6/5/03)               $18.8 Billion                    3rd                   97th
------------------------------------------------------------------------------------------------------------

* Includes AmerGen investment
** Operating capacity at 12/31/02; includes AmerGen and Sithe investments
Sources: Company reports, Thomson Financial, Bloomberg


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                                                                   [Exelon Logo]

                      Accomplishments - Creating Real Value

Since Exelon was created in late 2000:

o Provided average annual growth of 12% in operating EPS*, excluding one-time items, and 4.3% in dividends
o Retired $1.2 billion of transition debt and refinanced $2.8 billion of debt, resulting in total interest expense reduction of about $120 million
o    Achieved 93.5% average annual nuclear capacity factor
o Improved energy delivery reliability by 26% in Outage Duration and 18% in Outage Frequency

* See 4/3/03 8-K at www.exeloncorp.com for reconciliation to GAAP EPS.




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                                                                   [Exelon Logo]

                      Opportunities and Challenges for 2003

o    Enterprises (rationalize investments)
o    Exelon New England plants (operate, integrate and optimize)
o    Sithe Energies investment (buy, sell, restructure)
o    Optimize generation supply portfolio and limit market risk
o    The Exelon Way


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                                                                   [Exelon Logo]
                               Exelon New England

o    Strategic assets - 2,421 MWs, ~7000 heat rate Mystic 8 & 9 and Fore River
o    Retire - Mystic 4, 5 & 6 and New Boston 1
o    Exelon Boston Generating project financing


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                                                                   [Exelon Logo]

                                 Sithe Energies

o    Call notice issued May 29
o    Continue to work on sale of the investment
o    May sell individual assets
o    24 units - 1,552 MWs




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                                                                   [Exelon Logo]

                 Optimize Supply Portfolio and Limit Market Risk

[Slide shows a map of the North American Electric Regional Councils, including WSCC, MAPP, NPCC, MAIN, ECAR, MAAC, SPP, SERC, ERCOT and FRCC. Stars within the MAIN and MAAC regions denote the regions in which Exelon Energy Delivery's retail electric customers are located.]

Exelon Energy Delivery
Retail Electric Customers
3.6M Northern Illinois
1.5M Southeastern Pennsylvania

Total: 40,764 MW (1)
26,389 MW Operating
12,761 MW Contracted
1,614 MW in Construction

(1) Based on Exelon Generation's ownership and long-term contracts at 5/31/03, including AmerGen Energy Company, LLC; excludes investment in Sithe Energies, Inc.

NPCC:
4,066 MW Total
2,452 MW Operating
1,614 MW in Construction

MAIN:
20,164 MW Total
11,028 MW Operating
9,136 MW Contracted

ECAR:
500 MW Contracted

MAAC:
10,665 MW Total
10,415 MW Operating
250 MW Contracted

SPP:
795 MW Contracted

SERC:
900 MW Contracted

ERCOT:
3,674 MW Total
2,494 MW Operating
1,180 MW Contracted

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
                                                                                            [Exelon Logo]

                              The Exelon Way Model

                                 Characteristics          New Model                 |Key Dimensions
                                 _________________                                  |
                                 |                |                                 |
                             ->  |   Integrate/   |         Support                 | -Realign support
                             |   |   Centralize   |         Functions -             |  resources
                             |   |________________|         One Source              |
                             |                                                      | -Restructure the
[Exelon Logo]                |   _________________                                  | business units
_____________________        |   |                |         Business                |
|                    |       |   | Consolidate/   |         Units -                 | -Optimize
|One Company,        |-------|-> | Align          |         One Model               |  investments
|One Vision          |       |   |________________|                                 |
|____________________|       |                                                      | -Standarize
                             |                                                      |  processes
                             |   _________________                                  |
                             |   |                |         Operating               | -Simplify the
                             |   |  Standardize/  |         Processes -             |  business
                             |   |   Simplify     |         One Approach            |
                             ->  |________________|                                 | -Create a culture
                                                                                    |  of excellence
                                                                                    |




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                                                                   [Exelon Logo]

                                The Exelon Way Opportunity Potential

Savings Sources                                               Opportunity Areas
----------------------------------------------               -----------------------------------------------
                                                              O&M       -Centralized support
                                                                          functions
[Slide shows a bar chart, the y-axis showing                            -EED consolidation
2006 Target in dollars denoted by heavy shading                         -Productivity, outsourcing
and Benchmark Aspirational Level in dollars                               and process
denoted by dashed lines, the x-axis shows                               -Nuclear corporate
the source for savings (left to right: Supply                             restructuring
Chain, CapEx, Balance Sheet, O&M, Total
Opportunity).]                                                Supply    -Contract compliance
                                                              Chain     -Rapid repricing
Supply Chain                                                            -Process improvement
2006 Target: $150                                                       -Staffing levels
Benchmark Aspirational Level: $200                                      -Inventory
Difference: $50

                                                              CapEx     -Effective corporate-wide
CapEx                                                                     prioritization and approval
2006 Target: $200                                                       -Rationalize to depreciation
Benchmark Aspirational Level: $350                                        plus growth
Difference: $150                                                        -Productivity, outsourcing
                                                                          and process
Balance Sheet
2006 Target: $50
Benchmark Aspirational Level: $100
Difference: $50                                               Balance   -Facilities
                                                              Sheet     -Monetization
O&M                                                                     -Portfolio management
2006 Target: $250                                                       -Cash flow management
Benchmark Aspirational Level: $550                                      -Facilities and equipment
Difference: $300

Total Opportunity
2006 Target: $650
Benchmark Aspirational Level: $1,200
Difference: $550


                                                                   [Exelon Logo]

                             Positioned for Success

-Well positioned for growth in depressed energy market
o    Low-cost generation portfolio
o    Large, stable retail customer base
o    No material trading or international exposure
o    Strong balance sheet
o Positioned to deliver 5% annual earnings growth and commensurate dividend growth
     o    without recovery in energy margins or growth in sales
-Well positioned for upside when markets recover




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

                                                                                          [Exelon Logo]

                               Valuation Measures


------------------------------------------------------------------------------------------------------------
                             P/E               Earnings per Share                  Dividends      Yield
------------------------------------------------------------------------------------------------------------
                                          2-Yr CAGR             2-Yr CAGR          5-Yr CAGR
                             2004E        2000-2002A            2002A-2004E        1997-2002A
                             (X)               (%)              (%)                    (%)         (%)
------------------------------------------------------------------------------------------------------------
Exelon                       11.3              11.9              3.4                    2.2         3.2
Entergy                      12.8              10.5              3.6                   -5.5         2.7
FPL Group                    13.0               4.7              3.3                    3.8         3.6
Dominion Res.                12.5              20.4              2.3                    0           4.1
Southern                     16.0              10.6              2.1                    0.8         4.4
Cinergy                      13.8               1.3              1.5                    0.1         4.8
DTE Energy                   11.3               7.4              1.0                    0           4.7
Progress Energy              12.2              12.5              0.4                    3.0         4.8
Duke Energy                  13.6              -5.4            -13.1                    0.2         5.7
Average                      12.9               8.2              0.5*                   0.5         4.2
------------------------------------------------------------------------------------------------------------

* 2.2% CAGR excluding Duke
Sources:  Thomson First Call, Bloomberg
Note: P/E and yield statistics as of 6/5/03
A=Actual; E= Estimate; CAGR = Compound annual growth rate